Mid-Wisconsin Bank
                       1996 Executive Officer Bonus Plan

     The President and Executive Vice President of the Bank are eligible for incentive compensation based on the performance of the Bank in comparison to specific criteria, at least 75% of which are specifically measurable. The criteria include basic bank growth, and operational matters such as net interest margin, net loan losses, non-interest income, technology and human resource implementation, personnel costs, and trust department and investment sales performance.

     Specific criteria are reviewed and established each year. Incentive bonuses are determined by application of the following rating and computation system:


1. Total bonus available: maximum bonus of 12% of base salary


2.    Criteria:
                                                      POINTS
      10 specific items                        0 - does not meet goals
                                               1 - meets goals
                                               2 - exceeds goals
                                               3 - substantially exceeds

      10 X 3 = 30 = total potential points

      20 = on average, exceeds goals

      10 = on average, meets goals


3.    Must have 10 points to qualify for bonus


              BONUS PAYMENT SCHEDULE


1.    Must have 10 points to qualify.  Example:  Meets goals on average.


2.    Bonus starts at 6% - 1/2 of potential.

                                      SCHEDULE

               POINTS                                          % BONUS
                 20                    Maximum                   12.0
                 19                                              11.5
                 18                                              11.0
                 17                                              10.5
                 16                                              10.0
                 15                                               9.5
                 14                                               9.0
                 13                                               8.5
                 12                                               8.0
                 11                                               7.0
                 10                                               6.0